LIMITED CONDITIONAL FORBEARANCE AGREEMENT

PARTIES:

This **LIMITED CONDITIONAL FORBEARANCE AGREEMENT** (this "Forbearance Agreement") is dated, effective as of March 31, 2019 (subject to satisfaction of each condition precedent set forth at Section 3 hereof, the "Effective Date"), among **NORTHSTAR HEALTHCARE ACQUISITIONS, L.L.C.**, a Delaware limited liability company (the "Borrower"), **NOBILIS HEALTH CORP.**, a British Columbia corporation (the "Parent"), **NORTHSTAR HEALTHCARE HOLDINGS, INC.**, a Delaware corporation ("Holdings"), the other Loan Parties (as defined in the Credit Agreement (defined below)) party hereto, **COMPASS BANK** (in its individual capacity, "Compass Bank"), in its capacity as Swingline Lender, LC Issuing Lender and Administrative Agent and for itself and the Lenders. Unless otherwise indicated, all capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided to such terms in the Credit Agreement referred to below.

RECITALS:

A. WHEREAS, the Borrower, the Parent, Holdings, the other Loan Parties party thereto, the lenders party thereto, the Administrative Agent and the other parties thereto have entered into that certain Credit Agreement, dated as of October 28, 2016 (as amended by Amendment No. 1 to Credit Agreement and Waiver, dated as of March 3, 2017, as further amended by Amendment No. 2 to Credit Agreement, dated as of November 15, 2017, as further amended by the Second Limited Conditional Waiver and Amendment No. 3 to Credit Agreement, dated effective as of December 31, 2018, and as from time to time further amended, amended and restated, supplemented or otherwise modified, the "Credit Agreement");

B. WHEREAS, the Loan Parties acknowledge and agree that certain Events of Default as described below (collectively, the "Specified Defaults") have occurred and are continuing under Section 8.1 of the Credit Agreement due to the Borrower's failure to comply with (i) the financial covenants in Section 7.11(a) and Section 7.11(b) of the Credit Agreement (due to adjustments to the Borrower's accounts receivable as communicated to the Lenders in the Borrower's presentation, dated November 14, 2018, and by Borrower's financial advisors in their interim report, dated December 28, 2018, which accounts receivable adjustments and fiscal period of adjustments are subject to final determination by the Borrower) and (ii) the restrictions on Restricted Payments contained in Section 7.6 of the Credit Agreement due to certain Restricted Payments made to non-Loan Parties prior to November 15, 2018;

C. WHEREAS, the Administrative Agent maintains that the Borrower failed to comply with the requirements of the following (collectively the "Disputed Specified Defaults"), while the Loan Parties maintain that the following Disputed Specified Defaults are not Events of Default under the Credit Agreement: (i) the requirements of Section 6.12(a) of the Credit Agreement in respect of NHC Network, LLC; and (ii) the requirement of Nobilis Vascular Texas, LLC to make payments when due under that certain Convertible Promissory Note, dated March 8, 2017, executed by Nobilis Vascular Texas, LLC and made payable to the order of Carlos R. Hamilton III, M.D.;

D. WHEREAS, as a result of the Specified Defaults, the Administrative Agent has the right to exercise all rights and remedies available to it under the Credit Agreement, the other Loan Documents and applicable law;

E. WHEREAS, the Loan Parties, Administrative Agent and certain of the Lenders party thereto entered into that certain Limited Waiver to Credit Agreement, dated effective as of November 15, 2018 (the "First Limited Waiver"), pursuant to which, subject to the terms and conditions set forth in the First Limited Waiver, those certain Specified Defaults (as defined in the First Limited Waiver) were temporarily waived for the Waiver Period set forth therein (as defined in the First Limited Waiver, the "First Waiver Period");

F. WHEREAS, the Loan Parties, Administrative Agent and certain of the Lenders party thereto entered into that certain Second Limited Conditional Waiver and Amendment No. 3 to Credit Agreement, dated effective as of December 31, 2018 (the "Second Limited Waiver"), pursuant to which, subject to the terms and conditions set forth in the Second Limited Waiver, those certain Specified Defaults (as defined in the Second Limited Waiver) were temporarily waived for the Second Waiver Period set forth therein (as defined in the Second Limited Waiver, the "Second Waiver Period");

G. WHEREAS, the Loan Parties, Administrative Agent and certain of the Lenders party thereto entered into that certain Third Limited Conditional Waiver to Credit Agreement, dated as of January 11, 2019 (the "Third Limited Waiver"), pursuant to which, subject to the terms and conditions set forth in the Third Limited Waiver, those certain Specified Defaults (as defined in the Third Limited Waiver) and those certain Disputed Specified Defaults (as defined in the Third Limited Waiver) were temporarily waived for the Third Waiver Period set forth therein (as defined in the Third Limited Waiver, the "Third Waiver Period");

H. WHEREAS, the Loan Parties, Administrative Agent and certain of the Lenders party thereto entered into that certain Fourth Limited Conditional Waiver to Credit Agreement, dated as of February 29, 2019 (the "Fourth Limited Waiver" and collectively with the First Limited Waiver, the Second Limited Waiver, and the Third Limited Waiver, the "Prior Limited Waivers"), pursuant to which, subject to the terms and conditions set forth in the Fourth Limited Waiver, those certain Specified Defaults (as defined in the Fourth Limited Waiver) and those certain Disputed Specified Defaults (as defined in the Fourth Limited Waiver) were temporarily waived for the Fourth Waiver Period set forth therein (as defined in the Fourth Limited Waiver, the "Fourth Waiver Period");

I. WHEREAS, the Loan Parties represent to the Administrative Agent that they have dissolved MPDSC Management, LLC, a Texas limited liability company, during the Third Waiver Period (thereby curing the Specified Default (as defined in the Third Limited Waiver) that had occurred due to the failure to satisfy the requirements of Section 6.12(a) of the Credit Agreement in respect of such entity);

J. WHEREAS, on March 29, 2019, the Administrative Agent provided a notice of default and reservation of rights letter (the "Default Letter") to the Borrower, Parent and Holdings that Borrower had (i) failed to pay that certain demand invoice in the amount of $104,475.50 from K&L Gates, LLP in its capacity as counsel to the Administrative Agent, which demand invoice was delivered to Borrower on or about March 5, 2019, which failure was an Event of Default under the Credit Agreement pursuant to Section 2 of the Fourth Limited Waiver (the "Invoice Payment Event of Default"), (ii) failed to comply with requirements of the Credit Agreement and the Fourth Limited Waiver in respect of the Disposition of the Loan Parties' equity interest in Mountain West Surgery Center, LLC (the "Disposition Defaults"), and that as a result of the Invoice Payment Event of Default and Disposition Defaults, the Fourth Waiver Period had automatically terminated;

K. WHEREAS, the First Waiver Period, Second Waiver Period, Third Waiver Period and Fourth Waiver Period (due to the Invoice Payment Event of Default and the Disposition Defaults) have each ended on or before the Effective Date;

L. WHEREAS, the Borrower has failed to pay the principal payments that became due on March 29, 2019 under the Credit Agreement which constituted an immediate Event of Default (the "Principal Payment Event of Default");

M. WHEREAS, the Borrower has failed (i) to pay the interest payment that became due on March 26, 2019 under the Credit Agreement, which became an Event of Default when it was not paid on March 29, 2019 and (ii) to pay the interest payments that became due on March 29, 2019 under the Credit Agreement, which became Events of Default when not paid on April 1, 2019 (collectively, the "Interest Payment Event of Defaults" and collectively with the Invoice Payment Event of Default, the Disposition Defaults, and the Principal Payment Event of Default, the "Additional Events of Default");

N. WHEREAS, the Specified Events of Default and Additional Events of Default are continuing and have not been waived by Agent or the Lenders except as expressly waived during the term of and pursuant to the Prior Limited Waivers and are not subject to cure by the Loan Parties.

O. WHEREAS, the Administrative Agent deems the Disputed Specified Defaults to be Events of Default under the Credit Agreement that are continuing, and the Disputed Specified Defaults have not been waived by Agent or the Lenders, except as expressly waived in writing during the term of and pursuant to the Prior Limited Waivers and are not subject to cure by the Loan Parties.

P. WHEREAS, the Loan Parties have requested that the Agent and Lenders forbear temporarily from exercising certain of their respective rights and remedies under the Credit Agreement, the other Loan Documents, and applicable law; and

Q. Agent and Lenders have agreed to temporarily forbear from exercising certain rights and remedies under the Credit Agreement, the other Loan Documents, and applicable law, subject to the terms, conditions, limitations and covenants contained in this Forbearance Agreement.

ACKNOWLEDGMENTS:

(a) Each of the Loan Parties hereby acknowledges and agrees to the accuracy of all Recitals included in this Forbearance Agreement.

(b) Each of the Loan Parties acknowledges and agrees that as of the date hereof, neither the Administrative Agent nor the Lenders have any obligation to make Loans or otherwise extend credit to, or for the benefit of, the Loan Parties.

(c) To the extent that there is a conflict between the terms of this Forbearance Agreement and the terms of the Credit Agreement or the other Loan Documents, the terms of this Forbearance Agreement shall govern.

(d) Each of the Loan Parties hereby acknowledges and agrees that this Forbearance Agreement and each of the Prior Limited Waivers are Loan Documents.

(e) Each of the Loan Parties acknowledges and agrees:

(i) that as of March 31, 2019 subject to additions and other adjustments as permitted under the Loan Documents, the aggregate balance of the outstanding Obligations under the Credit Agreement is equal to $127,550,821.07, and that the respective balances of the various Loans and the LC Obligations as of such date were equal to the following:

Term A Loans	$47,206,250.00
Term B Loans	$47,500,000.00
Revolving Loans (excluding LC Obligations)	$28,500,000.00
LC Obligations	$ 1,500,000.00
Interest and LC Fees and Unused Fees	$ 2,844,571.07
TOTAL	**$127,550,821.07**

(ii) that the foregoing amounts do not include interest accruing after March 31, 2019 or interest accruing at the Default Rate from and after March 29, 2019, additional fees, expenses and other amounts that are chargeable or otherwise reimbursable under the Credit Agreement and the other Loan Documents; and

(iii) that the above described amounts are not subject to any offset, reduction, counterclaim or defense by the Loan Parties.

(f) The Required Lenders hereby request in accordance with Section 2.8(b) of the Credit Agreement that (i) all unpaid interest and fees that have not been paid when due shall bear interest at a fluctuating interest rate per annum at all times equal to the Default Rate to the fullest extent permitted by Applicable Law and (ii) that effective as of March 29, 2019, the Borrower shall pay (and the Loan Parties shall be obligated to pay) interest on the principal amount of all outstanding Obligations hereunder at a fluctuating interest rate per annum at all times equal to the Default Rate to the fullest extent permitted by Applicable Law.

AGREEMENTS

NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, agree to the above Recitals and Acknowledgments, and further agree as follows:

1. DEFINITIONS. All capitalized terms used but not otherwise defined in this Forbearance Agreement shall have the meanings ascribed to them in the Credit Agreement.

2. FORBEARANCE PERIOD AND FORBEARANCE FEE.

2.1. Forbearance Period. Subject to the terms and conditions set forth in this Forbearance Agreement and Loan Parties' recitals, acknowledgments and agreements set forth above, and expressly conditioned upon the absence of any Events of Default or Defaults (other than Specified Defaults, Additional Events of Default, and the Disputed Specified Defaults, collectively the "Specified Events of Default") under the Credit Agreement, the other Loan Documents or this Forbearance Agreement, and satisfaction and fulfillment of each of the conditions precedent set forth in Section 3 below, Administrative Agent and Lenders agree (or are otherwise bound pursuant to the terms hereof) to forbear from (a) demanding payment in full of all obligations (including principal, interest, fees, expenses, or any other

amount due under the Credit Agreement or other Loan Documents (the "Obligations") and (b) exercising their respective rights and remedies under the Credit Agreement and other comparable provisions of the other Loan Documents solely as a result of the existence and continuation of the Specified Events of Default, in each instance for a period (the "Forbearance Period") beginning on the date on which each of the conditions precedent set forth in Section 3 below is satisfied and expiring on the earliest of (i) the occurrence of an Event of Default during the Forbearance Period other than (A) the Specified Events of Default or (B) any Event of Default that occurs due to the failure of the Loan Parties to comply with Section 7.11 of the Credit Agreement ("Financial Covenant Event of Default"), (ii) any Loan Party's actual knowledge of an Event of Default (other than the Specified Events of Default) that occurred prior to the Forbearance Period and that has not been cured within three (3) Business Days of a Loan Party obtaining actual knowledge of such Event of Default, and (iii) April 30, 2019.

2.2. Forbearance Fee. The Loan Parties hereby agree that a forbearance fee in the amount of $52,500 (the "Forbearance Fee") shall be fully earned on the Forbearance Effective Date and shall be due and payable to the Administrative Agent for the benefit of the Lenders on the Forbearance Effective Date. Any unpaid portion of the Forbearance Fee not paid when due shall be added to and constitute a part of the Obligations. The Loan Parties hereby acknowledge and agree that such Forbearance Fee is non-refundable and is in addition to any other fees payable by the Loan Parties under the Credit Agreement or any other Loan Document.

2.3 No Waiver/Cure Upon Termination of Forbearance Period. Nothing in this Forbearance Agreement shall be construed to be a waiver of any Default or Event of Default, including the Specified Events of Default, and upon termination of the Forbearance Period, whether at the stated termination thereof or earlier as the result of the occurrence of a Default or Event of Default that results in the termination of the Forbearance Period in accordance with Section 2.1 above, each of the Specified Events of Default and each other Default or Event of Default that shall have actually occurred shall be continuing without waiver by Administrative Agent or cure by the Loan Parties.

2.4. Limitation of Forbearance. Without limiting the forbearance contained in Section 2.1 above, for purposes of determining the Loan Parties' compliance with their respective representations, warranties, covenants and agreements set forth in the Credit Agreement and the other Loan Documents one or more Defaults and Events of Default shall be deemed continuing at all times notwithstanding the existence and continuation of the Forbearance Period agreed to hereunder.

3. CONDITIONS PRECEDENT TO EFFECTIVENESS OF FORBEARANCE PERIOD. Section 2.1 of this Forbearance Agreement shall become effective on the date when the following conditions shall have been satisfied or waived (such date, the "Forbearance Effective Date").

3.1. Deliverables. Administrative Agent shall have received this Forbearance Agreement, duly executed by each of the Loan Parties.

3.2. Representations and Warranties. The representations and warranties of the Loan Parties contained in Article V of the Credit Agreement and in each other Loan Document shall be true and correct in all material respects (or, in the case of any such representation and warranty that is subject to materiality or Material Adverse Effect qualifications, in all respects) on and as of the Forbearance Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (or, in the case of any such representation and warranty that is subject to materiality or Material Adverse Effect qualifications, in all respects as of such earlier date); provided that no representation or warranty shall be rendered inaccurate as a result of the occurrence and continuation of the Specified Events of Default.

3.3. Absence of Additional Defaults. No Default or Event of Default under the Credit Agreement or the other Loan Documents shall have occurred on or after the Effective Date and be continuing, other than the Specified Events of Default.

3.4 Expenses of Administrative Agent. The Borrower shall have paid all reasonable and documented expenses of the Administrative Agent and Compass Bank in its capacity as Lender incurred or accrued through the Effective Date (including, without limitation, (i) those certain demand invoices of counsel for the Administrative Agent dated March 5, 2019 for the amount of $104,475.50 and dated April 2, 2019 for the amount of $160,190.50 and (ii) those certain demand invoices of Berkeley Research Group, LLC, in its capacity as financial advisor to the Administrative Agent's counsel, dated March 12, 2019 for the amount of $105,338.40, dated March 22, 2019 for the amount of $79,887.10, dated April 2, 2019 for the amount of $140,831.33, and dated April 3, 2019 for the amount of $166,335.69), for which demand invoices have been delivered to the Borrower.

3.5 Payment of Forbearance Fee. The Loan Parties shall have paid the Forbearance Fee.

3.6 Payment of Waiver Fee and Administrative Agent Fee. The Loan Parties shall have paid (i) the Waiver Fee (as defined in the Fourth Limited Waiver) in the amount of $52,500, and (ii) the Administrative Agent Fee (as defined in the Fourth Limited Waiver) in the amount of $7,500.

Without limiting the generality of the provisions of Section 9.3(c) of the Credit Agreement, for purposes of determining compliance with the conditions specified in this Section 3, each Lender that has signed this Forbearance Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed Forbearance Effective Date specifying its objection thereto.

4. ADDITIONAL COVENANTS AND AGREEMENTS. The continued effectiveness of the Forbearance Period is subject to satisfaction of the following covenants, and in addition to the covenants set forth in the Credit Agreement and the other Loan Documents other than those set forth in the Specified Events of Default, each of the Loan Parties hereby covenants and agrees as follows:

(a) Administrative Agent Consultant. Without limiting the obligations of the Borrower under the Credit Agreement, each Loan Party expressly continues to (i) consent to retention by counsel to the Administrative Agent of one or more consultants (including, without limitation, Berkeley Research Group, LLC, retained by counsel to the Administrative Agent), advisors and/or other professionals in connection with the Credit Agreement and the other Loan Documents, in each case, as permitted under such Loan Documents (including, but not limited to Section 10.4(a) of the Credit Agreement), but subject to the limitations and restrictions thereof, including for the purpose of analyzing the Business Plan (as defined below) sales, collections, cash flow and similar operations of the Parent and its subsidiaries (each a "Consultant"), (ii) agree to pay the reasonable fees and out-of-pocket expenses (including payment of the amount of any reasonable retainer) of such Consultants promptly upon demand from time to time by the Administrative Agent and (iii) agree to provide the Administrative Agent and such Consultants with such information and direct access to the books, records and management of Parent, Holdings, the Borrower and the other Loan Parties during reasonable business hours as reasonably requested by the Administrative Agent or any such Consultant. Without limiting the foregoing, the Loan Parties shall cause the Consultant to be invited to and permitted to participate in all calls and meetings held by the Loan Parties to discuss any of the following: (i) updates related to the review of accounts payable and planning of cash disbursements, including without limitation any calls or meetings regarding the status of the Company's cash and decisions related to payment of accounts payable and vendors and (ii) the review of accounts receivable, including without limitation any weekly calls or meetings regarding

the status of collection efforts in respect of any accounts receivable (including, without limitation, written-off or fully reserved accounts receivable).

(b) Borrower Consultant. The Loan Parties shall, at their sole cost and expense, continue to retain Morris Anderson (the "Borrower Consultant"), which consultant was selected by the Loan Parties and is acceptable to the Administrative Agent, to assist management with the review, evaluation and improvement of their operations and financial performance, on terms and conditions reasonably acceptable to the Administrative Agent, which shall continue to include (i) direct access by the Borrower Consultant to the Parent, Holdings and the Borrower during reasonable business hours, and (ii) the Administrative Agent and the Consultant having direct and unrestricted access to the Borrower Consultant and direct communications with such Borrower Consultant, either with the Borrower, Parent or Holdings or their counsel present or without the presence of Borrower, Parent or Holdings or their counsel.

(c) Engagement of Chief Restructuring Officer. By no later than Friday, April 12, 2019 (or such later date as may be agreed to by the Administrative Agent in writing in its sole discretion) the Loan Parties will engage and maintain the services of Daniel Wiggins, as chief restructuring officer of the Loan Parties (the "Chief Restructuring Officer"). The Loan Parties shall provide to the Administrative Agent, no later than Tuesday, April 9, 2019 (or such later date as may be agreed to by the Administrative Agent in writing in its sole discretion), a copy of the Loan Parties' proposed engagement letter and agreement with the Chief Restructuring Officer, which shall not be executed unless it is in form and substance acceptable to the Administrative Agent in its sole discretion. The Chief Restructuring Officer shall have the full and exclusive power and authority to (i) restructure the operations of Loan Parties and (ii) effect a transaction (the "Transaction") providing for (A) the complete and indefeasible payment and satisfaction of the Obligations or (B) the indefeasible payment in cash of a discounted amount of the Obligations with the express written consent of the Administrative Agent and Lenders in full satisfaction of the Existing Lender Debt, and as to each of the foregoing, subject to the terms and conditions of this Forbearance Agreement. The Chief Restructuring Officer shall have the full and exclusive power and authority (including the exclusive power and authority to manage current staff, consultants and contractors of the Loan Parties) to implement the foregoing, including check-writing authority, and shall have full access to and authority over Loan Parties' cash management system. Further, the Chief Restructuring Officer shall be charged with ensuring the performance of all obligations of Loan Parties under this Forbearance Agreement, the Credit Agreement and the other Loan Documents (including the timely and accurate reporting of all required financial and collateral information). Loan Parties' engagement letter with the Chief Restructuring Officer shall provide (i) that the Chief Restructuring Officer shall perform the tasks and shall have the exclusive authority as set forth in this Section 4(c) and (ii) that the Administrative Agent, its counsel and its counsel's financial advisors will have direct and unrestricted access to the Chief Restructuring Officer and direct communications with the Chief Restructuring Officer, either with the Loan Parties' or their counsel present or without the presence of the Loan Parties or their counsel.

(d) Retention of Investment Banker. The Loan Parties shall continue to retain SSG Advisors, LLC ("SSG"), to assist the Loan parties in sourcing and evaluating potential financing and restructuring transactions. The Loan Parties shall no later than April 5, 2019 (or such later date as may be agreed to by the Administrative Agent in writing in its sole discretion), at the Loan Parties' sole cost and expense, amend their agreement with SSG to engage SSG to source and evaluate potential transactions pursuant to an engagement letter in form and substance reasonably acceptable to the Administrative Agent. The Loan Parties agree that the engagement by Nobilis of SSG shall require that:

(i) SSG provide to the Administrative Agent, its counsel, its counsel's financial advisors and the Existing Senior Lenders with weekly updates on a continuous basis, or as

often as may be requested by the Administrative Agent, its counsel or its counsel's financial advisors, of all information or communications pertaining to any and all Transactions, including, but not limited to, providing to the Administrative Agent, its counsel, its counsel's financial advisors and the Lenders, letters of intent, purchase commitments, or expressions of interest relating to any and all the foregoing, together with any and all correspondence pertaining to the status of the completion of any and all of the foregoing.

(ii) SSG shall conduct ongoing, routine communications with the Loan Parties, and with the Administrative Agent, its counsel, its counsel's financial advisors and the Lenders, including periodic progress towards obtaining any and all Transactions.

(iii) SSG and the Loan Parties shall acknowledge and agree that any Transactions shall be subject to the express prior written consent of the Administrative Agent and Lenders, as provided under the governing credit agreements between and among the Loan Parties, the Administrative Agent, and the Lenders and the other parties thereto and this Forbearance Agreement.

(e) Additional Covenants of Loan Parties in respect of the Chief Restructuring Officer and Investment Banker Engagements. No Loan Party shall alter the duties or responsibilities of the Chief Restructuring Officer or SSG without the prior, written consent of the Administrative Agent. Each Loan Party, together with its attorneys, officers, directors, agents, employees, and representatives, as appropriate (collectively, the "Loan Party Group"), shall fully cooperate with the Chief Restructuring Officer and SSG in performing its services as contemplated hereunder and in the applicable engagement letter and shall not interfere directly or indirectly with the Chief Restructuring Officer's or SSG's performance of such services.

(f) Business Plan. The Loan Parties will update the Administrative Agent from time to time in writing with any material changes to the Business Plan presentation dated March 20, 2019 and the underlying financial projection model provided in connection therewith (collectively, the "Business Plan") that was provided to the Administrative Agent in accordance with the terms of the Fourth Limited Waiver.

(g) Cash Flow Reports. The Loan Parties shall continue to prepare and deliver to the Administrative Agent no later than 4:00 pm Central Time on each Wednesday (or such later date as may be agreed to by the Administrative Agent in writing in its reasonable discretion) (i) an updated rolling cash flow forecast for the succeeding 13 weeks, in each case, for Holdings, Parent, Borrower, its Subsidiaries, and other parties whose cash flows contribute to the Borrower's revenues (the "Contributing Loan Parties") on a consolidated basis and otherwise, in form and substance reasonably satisfactory to the Administrative Agent (the "Updated Cash Flow Forecast" and, together with each other cash flow forecast delivered to the Administrative Agent pursuant to the First Limited Waiver, the Second Limited Waiver, the Third Limited Waiver, the Fourth Limited Waiver or this Forbearance Agreement, the "Cash Flow Forecasts") and (ii) a certificate of the chief financial officer of the Borrower to the effect that such Cash Flow Forecast reflects the Borrower's good faith projection of such weekly cash receipts and disbursements and ending balance of available cash (as of the last Business Day of each week) for the Borrower, its Subsidiaries and the Contributing Loan Parties on a consolidated basis. To the extent that any Updated Cash Flow Forecast line item includes a variance of more than 10% from the prior projected amount for such line item, the Updated Cash Flow Forecast shall include an explanation of the reason for such variance. Additionally, on each Wednesday, the Borrower shall provide with respect to itself, its Subsidiaries and the Contributing Loan Parties, on a consolidated basis, a report for the week ending the previous Friday, in form and substance reasonably satisfactory to the Administrative Agent, specifying

(A) the cash on hand in deposit accounts at the beginning of such week, (B) cash receipts received during such week, with a schedule detailing daily collections, (C) cash disbursed during such week in payment of expenses, (D) the cash on hand in deposit accounts at the end of such week and (E) a comparison of such amounts to the comparable amounts in the Cash Flow Forecast for such week and in the aggregate for the applicable Cash Flow Forecast period.

(h) Approved Budget. The Loan Parties shall prepare and deliver to the Administrative Agent no later than 4:00 pm Central Time on Friday, April 5, 2019 and every two weeks thereafter (or such later date as may be agreed to by the Administrative Agent in writing in its sole discretion) (i) an updated rolling cash flow forecast for the succeeding 13 weeks, in each case, for Holdings, Parent, Borrower, its Subsidiaries, and other parties whose cash flows contribute to the Borrower's revenues (the "Contributing Loan Parties") in each case showing projected daily cash receipts, cash disbursements to fund costs and expenses that are critical to (x) operate and maintain the overall operational value of the Loan Parties' Assets (as defined below) and (y) fund the critical expenses to maintain the core assets identified on Schedule 1 hereto, which Schedule may be amended in writing from time to time by the Loan Parties following notice to the Administrative Agent (the "Core Assets"), and other financial information required by the Administrative Agent including, without limitation (A) payables by facility and/or subsidiary, (B) receivables by facility and/or subsidiary, (C) cash at each subsidiary and (D) major vendors by facility and/or subsidiary (as expressly approved in writing by the Administrative Agent from time to time, the "Approved Budget") and (ii) a certificate of the chief financial officer of the Borrower to the effect that such Cash Flow Forecast reflects the Borrower's good faith projection of such weekly cash receipts and disbursements and ending balance of available cash (as of the last Business Day of each week) for the Borrower, its Subsidiaries and the Contributing Loan Parties on a consolidated basis. Such Approved Budget shall separate the costs and expenses critical to maintain the Core Assets from the costs and expenses to operate and maintain the value of the Loan Parties' Assets. "Assets" mean any and all equity interests held directly or indirectly by any Loan Party or any other assets of any Loan Party, including without limitation, personal or real property; provided, however, notwithstanding the foregoing, the budget to be provided by the Loan Parties on April 5, 2019 shall be deemed to be the Approved Budget for purposes of this Forbearance Agreement until the Administrative Agent formally approves such budget (subject to any modifications as may be required by the Administrative Agent) on Friday, April 12, 2019 (or such later date as agreed by the Administrative Agent in writing in its sole discretion).

(i) Minimum Liquidity Covenant. The Loan Parties shall continue to (i) maintain liquidity greater than or equal to $3,000,000, tested on each Wednesday beginning April 10, 2019, and (ii) deliver to the Administrative Agent no later than 4:00 pm Central Time on each such date, a compliance certificate, executed by the Chief Financial Officer of the Borrower, in form and substance reasonably satisfactory to the Administrative Agent evidencing compliance with the foregoing, together with supporting documentation evidencing the same.

(j) Receivables Collection Process. The Loan Parties shall continue to provide the Administrative Agent every two (2) weeks an updated summary of actions the Loan Parties have taken to improve the receivables collection process, which updates shall be prepared by the Borrower Consultant, on behalf of the Loan Parties, and with the next such update to be delivered to the Administrative Agent on April 10, 2019, no later than 4:00 pm Central Time (or such later date as the Administrative Agent may agree in writing in its sole discretion), including updates as to the status of the transition of the receivables collection process to the RCM Service Provider. The Loan Parties shall also use commercially reasonable efforts to cause the RCM Service Provider to respond to questions (including questions delivered to the Borrower from the Administrative Agent and the Consultant) related to the receivables collection process.

(k) Accounts Receivable Aging Report. Prior to the Effective Date hereof, the Borrower has provided the Administrative Agent with (i) a copy of the prior accounting policy and methodology (the "Prior Accounting Policy and Methodology"), (ii) a copy of the revised accounting policy and methodology implemented by the Borrower (the "Revised Accounting Policy and Methodology"), and (iii) a written explanation (prepared with the input of the Borrower Consultant) for the reasons the changes made to the Prior Accounting Policy and Methodology were required. No later than 4:00 pm Central Time on April 15, 2019 (or such later date as may be agreed to by the Administrative Agent in writing in its sole discretion) and on the 15th calendar day of each month thereafter (or such later date as may be agreed to by the Administrative Agent in writing in its sole discretion), the Borrower shall continue to provide the Administrative Agent with the most current available accounts receivable aging report with respect to itself and its Subsidiaries which shall be based on the Revised Accounting Policy and Methodology and shall provide detailed information by facility, insurance payment source (separating in-network claims from out-of-network claims), and, to the extent such information can be reasonably compiled within the aging report using the resources of the Loan Parties and the Borrower Consultant, Loan Party, in form and substance reasonably acceptable to the Administrative Agent.

(l) Accounts Receivable Data. No later than 4:00 pm Central Time on April 15, 2019 (or such later date as may be agreed to by the Administrative Agent in writing in its sole discretion) and on the 15th calendar day of each month thereafter (or such later date as may be agreed to by the Administrative Agent in writing in its sole discretion), the Borrower shall provide the Administrative Agent with (i) detail of amounts outstanding on a facility and consolidated basis by service date or invoice, as applicable, with related aging of accounts receivable, (ii) detail by facility and on a consolidated basis relating to any accounts receivables write-offs for such period, including any collection on such previously written off account balances, and (iii) the Loan Parties' plan to collect accounts receivable, including any related write-offs, in each case, in form and substance reasonably acceptable to the Administrative Agent.

(m) Indebtedness Updates. The Loan Parties shall continue to provide the Administrative Agent every two (2) weeks with updates in writing, in form and substance reasonably acceptable to the Administrative Agent, as to the status of the Indebtedness as described on Exhibit A hereto (the "Specified Indebtedness") and disputes related to such Specified Indebtedness, with the next such update to be delivered on April 10, 2019, no later than 4:00 pm Central Time (or such later date as the Administrative Agent may agree to in writing in its sole discretion). The Loan Parties shall also (i) provide Administrative Agent at least five (5) Business Days prior written notice of any payment to be made in respect of any such Specified Indebtedness, and (ii) promptly (no later than two (2) Business Days after receipt thereof) provide Administrative Agent copies of any material filings, judgments, communications, notices of default, term sheets, letters of intent or other documents that relate to or impact such disputes or related to such Specified Indebtedness.

(n) Intercompany Promissory Notes. The Loan Parties hereby represent that no amounts are outstanding as of the Effective Date under any of the intercompany promissory notes described on Exhibit B hereto (the "Intercompany Promissory Notes"). The Loan Parties shall provide the Administrative Agent with prompt written notice (not to exceed one Business Day after the occurrence thereof) of (i) any amounts advanced or becoming outstanding under any of the Intercompany Promissory Notes or under any replacement note issued in respect thereof and (ii) of any Investments made pursuant to Section 7.3(c)(v) of the Credit Agreement. No later than 4:00 pm Central Time on April 10, 2019 (or such later date as may be agreed to by the Administrative Agent in writing in its sole discretion) the Loan Parties shall provide the Administrative Agent with originals of each of the Intercompany Promissory Notes (or originals of any replacement notes issues in respect of such

Intercompany Promissory Notes) along with executed allonges for each such Intercompany Promissory Note, each in form and substance acceptable to the Administrative Agent.

(o) Release of Liens. The Loan Parties shall continue to use commercially reasonable efforts to cause the liens listed on Exhibit C hereto (the "Specified Liens") to be released. The Loan Parties shall provide the Administrative Agent with written notice not later than five (5) Business Days after any Loan Party's knowledge of (i) any change in the status of any Specified Lien or (ii) the increase of the amount of indebtedness secured by such Specified Liens.

(p) Litigation Updates. The Loan Parties shall continue to provide the Administrative Agent every two (2) weeks with updates in writing, in form and substance reasonably acceptable to the Administrative Agent, as to the status of the litigation described on Exhibit D hereto and any other litigation that would reasonably be expected to result in monetary judgment(s) or relief, individually or in the aggregate, in excess of $3,500,000 or seeks an injunction or other equitable relief which would reasonably be expected to have a Material Adverse Effect (collectively, the "Material Litigation"), including updates as to the status of any stays, appeals, judgments, and the issuance of bonds in connection with the appeal of such Material Litigation, along with copies of all material pleadings, orders, and judgements that any Loan Party or any of its officers, managers, or directors have received and documentation evidencing the issuance of any such bonds and the stay of such Material Litigation, with the next such update to be delivered on April 10, 2019, no later than 4:00 pm Central Time (or such later date as the Administrative Agent may agree to in writing in its sole discretion).

(q) NHC Network, LLC. The Administrative Agent continues to maintain that the Organizational Documents of NHC Network, LLC ("NHC") do not prohibit NHC from becoming a Loan Party and that pursuant to Section 6.12(a) of the Credit Agreement, NHC should be joined as a Loan Party, while the Loan Parties continue to maintain that the Organizational Documents of NHC do prohibit NHC from becoming a Loan Party without the consent of Elite Ambulatory Surgery Centers, LLC ("Elite") because doing so would give the right to Elite, under the Organizational Documents of NHC, to put its equity interests in NHC back to NHC and would be detrimental to the business operations of NHC. The Loan Parties continue to agree to use commercially reasonable efforts to obtain the consent of Elite in a manner that will not be detrimental to the business operations of NHC and will provide the Administrative Agent with updates as to the status of such efforts with the next such update to be delivered on April 10, 2019, no later than 4:00 pm Central Time (or such later date as the Administrative Agent may agree to in writing in its sole discretion).

(r) Commercially Reasonable Efforts to Cause Excluded Subsidiaries to Become Loan Parties. The Administrative Agent delivered a notice letter dated January 2, 2019 to Parent and Holdings requiring Parent and Holdings to use commercially reasonable efforts to obtain the consent of the third-party equityholders of each Excluded Subsidiary that is a Subsidiary of a Loan Party (including, without limitation, Elite Sinus Spine and Ortho, LLC, Houston Metro Ortho and Spine Surgery Center, LLC, Elite Center for Minimally Invasive Surgery, LLC, Elite Hospital Management, Athelite Holdings, LLC, and Medical Ambulatory Surgical Suites, L.P.), in each case that is necessary to permit such Excluded Subsidiary to become a Guarantor ("Third Party Consent"). The Loan Parties shall continue to provide the Administrative Agent every two (2) weeks with (A) updates in writing, in form and substance reasonably acceptable to the Administrative Agent, as to the status of efforts to obtain the Third Party Consents together with (B) any documentation supporting whom they have contacted, the responses they have received and a proposed timeline of when they anticipate obtaining such Third Party Consents, the next such update to be delivered April 10, 2019, no later than 4:00 pm Central Time (or such later date as the Administrative Agent may agree to in writing in its sole discretion).

(s) Proposed Transactions. The Loan Parties shall promptly provide the Administrative Agent with written notice not later than five (5) Business Days after any Loan Party's knowledge of any offers (x) from any bona fide purchaser to acquire any Loan Party or Loan Parties or any assets of any Loan Party or Loan Parties (collectively, the "Proposed Acquisitions") and (y) from any bona fide provider of refinancing or subordinated Indebtedness (collectively, "Proposed Indebtedness" and together with the Proposed Acquisitions, the "Proposed Transactions"), along with copies of (i) to the extent then available, proposed and final documentation related thereto, (ii) to the extent then available, proposed and final sources and uses related thereto, (iii) to the extent then available, pro forma financial statements and projections showing the impact of the Proposed Transaction, and (iv) to the extent relating to a Proposed Acquisition and available, documentation evidencing that the Loan Parties are being fully released from any liabilities being transferred to a proposed purchaser (including, without limitation, liabilities under transferred leases, debt and other contracts). The Loan Parties shall also provide to the Administrative Agent, to the extent applicable, a written summary of any impact any Proposed Acquisition will have on any contracts of the Loan Parties (including, without limitation, any employment agreements). The Loan Parties shall provide the Administrative Agent no later than 4:00 pm Central Time on each Wednesday (or such later date as may be agreed to by the Administrative Agent in writing in its sole discretion) updates in writing, in form and substance reasonably acceptable to the Administrative Agent, as to the status of the Proposed Transactions and to the extent then available, copies of any documentation delivered in connection therewith, including, but not limited to, to the extent applicable, letters of intent, purchase commitments, or expressions of interest relating to any such Proposed Transaction, together with any and all correspondence pertaining to the status or updates of the completion of such Proposed Transaction, the next such update to be delivered on April 10, 2019, no later than 4:00 pm Central Time (or such later date as the Administrative Agent may agree to in writing in its sole discretion). Without limiting the foregoing: (i) nothing contained herein shall deemed to be a consent to, or other approval of, either the consummation of any Proposed Transaction or any agreement to either facilitate such Proposed Transaction and (ii) the consummation of any Proposed Transaction shall be subject to Administrative Agent's prior written consent; provided, that the Administrative Agent shall endeavor to respond to such request promptly upon the Loan Parties having provided to the Administrative Agent, the Administrative Agent's counsel and Berkeley Research Group, LLC (i) notices of such Proposed Transactions, (ii) all relevant documentation in respect thereof, and (iii) the business rationale for such Proposed Transaction.

(t) Arizona Vein. With respect of each of Nobilis Vascular Holding Company, LLC, Chandler Surgery Center, LLC, Oracle Surgery Center, LLC, Phoenix Surgery Center, LLC and NHC Professional Associates, LLC (collectively, "Arizona Vein"), the Loan Parties shall continue provide the Administrative Agent every two (2) weeks (or such later date as may be agreed to in writing by the Administrative Agent in its sole discretion) with updates in writing in respect of each of the items set forth below, the next such update to be delivered on April 10, 2019, no later than 4:00 pm Central Time (or such later date as the Administrative Agent may agree to in writing in its sole discretion), each in form and substance reasonably satisfactory to the Administrative Agent: (i) a listing of all locations leased by or on behalf of Arizona Vein (collectively, the "Arizona Vein Locations"), (ii) a listing of all assets (including, without limitation, all owned equipment, leased equipment, inventory) of the Loan Parties or any of their subsidiaries located at any Arizona Vein Locations and organized by location, (iii) a list of all agreements under which any Arizona Vein or any other Loan Party has any ongoing liability (including, without limitation, any lease agreements, seller notes, or other contracts) to the seller from which Arizona Vein was acquired or, to the extent arising in connection with Arizona Vein, any other party (collectively, the "Arizona Vein Contracts"), (iv) a summary of amounts currently owed under each Arizona Vein Contract and the party such amounts are owed to, (v) a summary of amounts that will become due over the next 12 months under each Arizona Vein Contract and the party such amounts are owed to, and (vi) copies of all term sheets, letters of intent or other summaries of terms in respect of resolving the outstanding liabilities in respect of the Arizona Vein Contracts and/or disposing of Arizona

Vein or any assets thereof. Without limiting the foregoing: (i) nothing contained herein shall deemed to be a consent to, or other approval of, either the consummation of any Disposition or any agreement to either facilitate such Disposition and (ii) the consummation of any Disposition shall be subject to Administrative Agent's prior written consent; provided, that the he Administrative Agent shall endeavor to respond to such request promptly upon the Loan Parties having provided to the Administrative Agent, the Administrative Agent's counsel and Berkeley Research Group, LLC (i) notices of such proposed transactions, (ii) all relevant documentation in respect thereof, and (iii) the business rationale for such proposed transaction.

(u) Hamilton Vein. With respect to Nobilis Vascular Texas, LLC ("Hamilton Vein"), the Loan Parties shall continue provide the Administrative Agent every two (2) weeks (or such later date as may be agreed to in writing by the Administrative Agent in its sole discretion) with updates in writing in respect of each of the items set forth below, the next such update to be delivered on April 10, 2019, no later than 4:00 pm Central Time (or such later date as the Administrative Agent may agree to in writing in its sole discretion), each in form and substance reasonably satisfactory to the Administrative Agent: (i) a summary of the locations that have been closed and locations that currently remain open and (ii) copies of any term sheet, letter of intent or other summary of terms related to any transactions that are contemplated in respect of the sale of Hamilton Vein or any assets thereof. Without limiting the foregoing: (i) nothing contained herein shall deemed to be a consent to, or other approval of, either the consummation of any Disposition or any agreement to either facilitate such Disposition and (ii) the consummation of any Disposition shall be subject to Administrative Agent's prior written consent; provided, that the he Administrative Agent shall endeavor to respond to such request promptly upon the Loan Parties having provided to the Administrative Agent, the Administrative Agent's counsel and Berkeley Research Group, LLC (i) notices of such proposed transactions, (ii) all relevant documentation in respect thereof, and (iii) the business rationale for such Proposed Transaction.

(v) Other Updates. The Loan Parties shall continue to provide the Administrative Agent every two (2) weeks (or such later date as may be agreed to in writing by the Administrative Agent in its sole discretion) with updates in writing in respect of each of the following, with the next such update to be delivered April 10, 2019, no later than 4:00 pm Central Time (or such later date as the Administrative Agent may agree to in writing in its sole discretion): (i) divestiture or facility closure plans, by facility (including wind-down cost projection details and any related wind-down plan, as applicable), other than with respect to divestitures plans that are otherwise addressed in the preceding clauses (t) and (u) of this Forbearance Agreement, and (ii) details of any staffing or key personnel retention plans.

(w) Notices of Changes. The Loan Parties will provide the Administrative Agent with written notice not later than five (5) Business Days after any Loan Party's knowledge of the following: (i) any change in insurance payer contracts at any facility, (ii) any updates or developments with respect to offers or formal negotiations with new potential HOPD partners, and (iii) any updates or changes relating to divestitures or facility closures.

(x) Changes to Material Operations. The Loan Parties shall not shut down or dispose of material operations of any Loan Party without obtaining the prior written consent of the Administrative Agent in its sole discretion; provided, that the he Administrative Agent shall endeavor to respond to any request related to the foregoing promptly upon the Loan Parties having provided to the Administrative Agent, the Administrative Agent's counsel and Berkeley Research Group, LLC (i) notices of such proposed change, (ii) all relevant documentation in respect thereof and (iii) the business rationale for such proposed change.

(y) Consent. In the event the Administrative Agent or one or more Lender agree to enter into a sale of its loans and commitments under the Credit Agreement, the Loan Parties agree that they shall, promptly (and no later than three (3) Business Days after request therefore) upon the request of the Administrative Agent execute and deliver to the Administrative Agent an acknowledgement, consent and release in form and substance acceptable to the Administrative Agent in its sole discretion.

(z) Expenses. The Loan Parties shall promptly (and in any event no later than three (3) Business Days after presentation of a demand invoice to such Loan Party in respect thereof) pay all reasonable and documented expenses of the Administrative Agent and Compass Bank in its capacity as Lender incurred or accrued, including the reasonable and documented legal fees and expenses of counsel for the Administrative Agent and all reasonable and documented fees and expenses of Berkeley Research Group, LLC in its capacity as Consultant, for which demand invoices have been delivered to the Borrower (which demand invoices will be submitted to the Loan Parties every two weeks). The Loan Parties agree that failure to timely make any such payment shall be deemed an immediate additional Event of Default under Article VIII of the Credit Agreement and will immediately terminate the Forbearance Period.

(aa) Financial Covenants. Upon finalizing the Parent's financial statements for the third fiscal quarter of 2018 (the "Final Q3 2018 Financial Statements"), the Borrower shall promptly provide the Administrative Agent with a Compliance Certificate (in form and substance reasonably satisfactory to the Administrative Agent) duly completed by a Senior Officer of Parent and Borrower and demonstrating the calculation of the financial covenants set forth in Section 7.11 of the Credit Agreement calculated as of the last day of the third fiscal quarter of 2018 based on the Final Q3 2018 Financial Statements.

(bb) Additional Information. The Loan Parties shall continue to provide such other information regarding the business, financial, legal or corporate affairs of any Loan Party or any Subsidiary thereof, or compliance with the terms of the Loan Documents, as the Administrative Agent may from time to time reasonably request (including, without limitation, to the extent requested by the Administrative Agent, a daily reporting of the aggregate cash balance (including restricted and unrestricted cash) for the Loan Parties' and Contributing Loan Parties' bank accounts on a consolidated basis).

(cc) Mandatory Prepayments. Notwithstanding anything in the Credit Agreement to the contrary, the Borrower and each of the other Loan Parties hereby agree that the Loan Parties shall not have any reinvestment rights in respect of proceeds that are subject to the mandatory prepayment requirements of Section 2.5(b) of the Credit Agreement unless expressly consented to in writing by the Administrative Agent and such proceeds will be applied to the Obligations as otherwise set forth in the Credit Agreement.

(dd) Additional Financial Covenants. The Loan Parties shall each deliver a report to the Administrative Agent on each Wednesday beginning April 10, 2019 (or such later date as may be agreed to by the Administrative Agent in writing in its sole discretion) showing compliance with the following covenants as of the last day of the immediately preceding Measurement Period: (i) the aggregate amount of Loan Parties' actual cash expenses and disbursements during such Measurement Period shall not be more than 110% of the projected cash expenses and disbursements for such Measurement Period as set forth in the Approved Budget, (ii) the aggregate amount of Loan Parties' actual cash receipts during such Measurement Period shall not be less than 90% of the projected cash receipts for such Measurement Period as set forth in the Approved Budget, (iii) the Loan Parties' actual surgical cases performed during such Measurement Period shall not be less than 90% of the projected surgical cases for such Measurement Period as set forth in the Approved Budget, and on each

Determination Date the Borrower shall provide such reports to the Administrative Agent evidencing such compliance with the foregoing obligations. The foregoing covenant calculations shall exclude (x) fees and expenses paid to (A) the Loan Parties' professionals (including attorneys and financial advisors) in connection with any restructuring, and (B) the Administrative Agent's professionals (including attorneys and attorney's financial advisors) and (y) all debt service payable in connection with the Credit Agreement. "Measurement Period" shall mean the one week period immediately preceding each Determination Date. The Loan Parties acknowledge and agree that a violation of the covenants set forth in this clause (dd) shall be deemed an immediate additional Event of Default under Article VIII of the Credit Agreement and will immediately terminate the Forbearance Period.

(ee) Additional Budget Reporting. The Loan Parties shall each deliver a report to the Administrative Agent on each Wednesday beginning April 10, 2019 (or such later date as may be agreed to by the Administrative Agent in writing in its sole discretion) provide the Administrative Agent with a comparison of the actual results of the Loan Parties during the most recent Measurement Period against each line item in the most recent Approved Budget, which comparison shall be certified by the Chief Financial Officer of the Borrower as true, correct and complete.

(ff) Material Agreements; Disposition of Collateral. The Loan Parties shall not take any action, including executing any term sheet, letter of intent or other document or agreement: (i) designed to shut down or consolidate any existing operations or dispose of any assets (including, without limitation, accounts receivable, equity interests, equipment or other personal or real property) of any Loan Parties; or (ii) designed to obligate the Borrower or any of the Loan Parties for payment of fees or commissions with respect to any financial, legal, collection, or third party services that may in any way impact the value of or realization from the Collateral (including, but not limited to, existing charged-off receivables), in each case without the express prior written consent of the Administrative Agent; provided, that the he Administrative Agent shall endeavor to respond to any request related to the foregoing promptly upon the Loan Parties having provided to the Administrative Agent, the Administrative Agent's counsel and Berkeley Research Group, LLC (i) notices of such proposed action, (ii) all relevant documentation in respect thereof and (iii) the business rationale for the same. Without limiting the foregoing, the Loan Parties shall not (a) settle or sell the claims against payors in respect of the existing charged-off accounts receivable without the prior written consent of the Administrative Agent or (b) shut down or dispose of any operations of any Loan Party without obtaining the prior written consent of the Administrative Agent; provided, that the he Administrative Agent shall endeavor to respond to any request related to the foregoing promptly upon the Loan Parties having provided to the Administrative Agent, the Administrative Agent's counsel and Berkeley Research Group, LLC (i) notices of such propose action, (ii) all relevant documentation in respect thereof and (iii) the business rationale for the same.

(gg) Retainers. The Loan Parties shall (i) not use any cash to pay retainers to professionals without the express prior written consent of the Administrative Agent, and (ii) shall on or before the Effective Date provide the Administrative Agent with a list of all retainers paid to professionals prior to the Effective Date, detailing (x) the party that received such retainer, (y) the date such retainer was paid and (z) the amount of such retainer.

(hh) Transaction Covenants. The Loan Parties shall comply with the transaction covenants set forth in the Side Letter Agreement, dated as of the date hereof and executed by Parent and incorporated herein for all purposes.

(ii) Failure to Comply with Forbearance Agreement Covenants. The failure by the Loan Parties to comply with any of the requirements set forth in Section 4 or set forth in the Side Letter

Agreement shall constitute an Event of Default under Section 8.1(b) of the Credit Agreement and will result in the immediate termination of the Forbearance Period.

5. COSTS AND EXPENSES. The Loan Parties hereby reconfirm their obligations under the Loan Documents, including Section 10.4 of the Credit Agreement, to make payments and reimbursements in accordance with the terms thereof (including with respect to this Forbearance Agreement).

6. REPRESENTATIONS AND WARRANTIES. To induce the Administrative Agent and the other Lenders to enter into this Forbearance Agreement, each Loan Party represents and warrants to the Administrative Agent and the other Lenders on and as of the Forbearance Effective Date that, in each case:

(a) the representations and warranties of the Loan Parties contained in Article V of the Credit Agreement and in each other Loan Document are true and correct in all material respects (or, in the case of any such representation and warranty that is subject to materiality or Material Adverse Effect qualifications, in all respects) on and as of the Forbearance Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (or, in the case of any such representation and warranty that is subject to materiality or Material Adverse Effect qualifications, in all respects as of such earlier date); provided that no representation or warranty shall be rendered inaccurate as a result of the occurrence and continuation of the Specified Events of Default;

(b) no Default or Event of Default exists and is continuing other than the Specified Events of Default or as otherwise subject to this Forbearance Agreement;

(c) the execution, delivery and performance by such Loan Party of this Forbearance Agreement have been duly authorized by all necessary corporate and other organizational action and do not and will not require any approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person other than the authorizations, approvals, actions, notices and filings listed on Schedule 5.3 of the Disclosure Schedules, all of which have been duly obtained, taken, given or made and are in full force and effect on the Forbearance Effective Date;

(d) no Loan Party has sold or received partial payment for the assignment or sale of any of its accounts receivable in connection with any arrangement involving any Loan Party or any non-Loan Party;

(e) this Forbearance Agreement has been duly executed and delivered by each Loan Party that is a party hereto and constitutes a legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its terms; provided that the enforceability hereof is subject to general principles of equity, principles of good faith and fair dealing and to bankruptcy, insolvency and similar Laws affecting the enforcement of creditors' rights generally;

(f) this Forbearance Agreement was reviewed by each such Loan Party, who acknowledges and agrees that such Loan Party (i) understands fully the terms of this Forbearance Agreement and the consequences of the issuance hereof, (ii) has been afforded an opportunity to have this Forbearance Agreement reviewed by, and to discuss this Forbearance Agreement with, such attorneys and other persons as such Loan Party may wish, and (iii) has entered into this Forbearance Agreement of its own free will and accord and without threat or duress;

(g) this Forbearance Agreement and all information furnished to Administrative Agent and Lenders are made and furnished in good faith, for value and valuable consideration and this Forbearance Agreement has not been made or induced by any fraud, duress or undue influence exercised by Administrative Agent, any Lender, or any other person.

7. REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT AND THE LOAN DOCUMENTS.

(a) On and after the Effective Date, each reference in the Credit Agreement to "this Forbearance Agreement," "herein," "hereto", "hereof" and "hereunder" or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as modified by this Forbearance Agreement.

(b) The Credit Agreement and each of the other Loan Documents, as specifically modified by this Forbearance Agreement, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

(c) The execution, delivery and effectiveness of this Forbearance Agreement shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents. Without limiting the generality of the foregoing, the Collateral Documents in effect immediately prior to the date hereof and all of the Collateral described therein in existence immediately prior to the date hereof do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents, in each case, as modified by this Forbearance Agreement.

8. GOVERNING LAW: JURISDICTION.

(A) THIS FORBEARANCE AGREEMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS FORBEARANCE AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

(b) EACH LOAN PARTY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT IT WILL NOT COMMENCE ANY ACTION, LITIGATION OR PROCEEDING OF ANY KIND OR DESCRIPTION, WHETHER IN LAW OR EQUITY, WHETHER IN CONTRACT OR IN TORT OR OTHERWISE, AGAINST THE ADMINISTRATIVE AGENT, ANY LENDER, THE LC ISSUING LENDER, OR ANY RELATED PARTY OF THE FOREGOING IN ANY WAY RELATING TO THIS FORBEARANCE AGREEMENT, THE FIRST LIMITED WAIVER, THE SECOND LIMITED WAIVER, THE THIRD LIMITED WAIVER, THE FOURTH LIMITED WAIVER OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS RELATING HERETO OR THERETO, IN ANY FORUM OTHER THAN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE JURISDICTION OF SUCH COURTS AND AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION, LITIGATION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION, LITIGATION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS FORBEARANCE AGREEMENT OR IN ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT, ANY LENDER OR THE LC ISSUING LENDER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS FORBEARANCE

AGREEMENT OR ANY OTHER LOAN DOCUMENT AGAINST ANY LOAN PARTY OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

9. COUNTERPARTS. This Forbearance Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. Delivery by facsimile or electronic transmission of an executed counterpart of a signature page to this Forbearance Agreement shall be effective as delivery of an original executed counterpart of this Forbearance Agreement.

10. RELEASE. Each of the Parent, Holdings, the Borrower and each other Loan Party, on behalf of itself and its Subsidiaries, successors, assigns and other legal representatives, hereby releases, waives, and forever relinquishes all claims, demands, obligations, liabilities and causes of action of whatever kind or nature (collectively, the "Claims"), whether known or unknown, which any of them have, may have, or might assert at the time of the execution of this Forbearance Agreement or in the future against the Administrative Agent, the Swingline Lender, the LC Issuing Bank, the Lenders and/or their respective present and former parents, affiliates, participants, officers, directors, employees, agents, attorneys, accountants, consultants, attorney's consultants (including, without limitation, Berkeley Research Group, LLC), and each of their respective successors and assigns (each a "Releasee"), directly or indirectly, which occurred, existed, were taken, permitted or begun from the beginning of time through the date hereof, arising out of, based upon, or in any manner connected with (a) this Forbearance Agreement, the First Limited Waiver, the Second Limited Waiver, the Third Limited Waiver, the Fourth Limited Waiver, the other Loan Documents and/or the administration thereof or the Obligations created thereby, (b) any discussions, commitments, negotiations, conversations or communications with respect to the refinancing, restructuring or collection of any of the Obligations, or (c) any matter related to the foregoing; provided that (i) the foregoing shall not release Claims arising following the date hereof, and (ii) such release shall not be available to any Releasee with respect to a Claim to the extent that such Claim is determined by a court of competent jurisdiction by final and non-appealable judgment to have resulted from the gross negligence or willful misconduct of such Releasee.

11. ACKNOWLEDGMENTS; RESERVATION OF RIGHTS.

(a) The Loan Parties hereby acknowledge and agree that the Specified Defaults constitute Events of Default under the Credit Agreement and, in the absence of the agreement to forbear set forth in Section 2 of this Forbearance Agreement, permits the Administrative Agent and the Lenders to, among other things, take any enforcement action or otherwise exercise any or all rights and remedies provided for under the Loan Documents or applicable law including, without limitation, those described in this Section 11.

(b) The Loan Parties hereby acknowledge and agree that each of the Administrative Agent and the Lenders expressly reserves all of its rights, powers, privileges and remedies under the Credit Agreement, other Loan Documents and/or applicable law, including, without limitation, its right at any time from and after termination or expiration of the Forbearance Period, (i) to determine not to make further Loans or issue Letters of Credit under the Credit Agreement as a result of the Specified Defaults and/or to terminate their Commitments to make Loans and issue Letters of Credit, (ii) to accelerate the Obligations, (iii) to charge the default rate of interest in respect of the Obligations (as of any date from and after the date on which the Specified Defaults first occurred) and to enforce the prohibition against incurring, continuing or converting any Loan as or into a Eurodollar Rate Loan, (iv) to commence any legal or other action to collect any or all of the Obligations from any or all of the Loan Parties, and any other person liable therefor and/or any collateral, (v) to foreclose or otherwise realize on any or all of the collateral and/or as appropriate, set-off or apply to the payment of any or all of the Obligations, any or all

of the collateral, (vi) to take any other enforcement action or otherwise exercise any or all rights and remedies provided for by any or all of the Credit Agreement, other Loan Documents or applicable law, and (vii) to reject any forbearance, financial restructuring or other proposal made by or on behalf of Borrower, any other Loan Party or any creditor or equity holder. Each of the Administrative Agent and the Lenders may exercise their respective rights, powers, privileges and remedies, including those set forth in (i) through (vii) above at any time after the termination or expiration of the Forbearance Period in its sole and absolute discretion without further notice. No oral representations or course of dealing on the part of the Administrative Agent, any Lender or any of its officers, employees or agents, and no failure or delay by the Administrative Agent or any Lender with respect to the exercise of any right, power, privilege or remedy under any of the Credit Agreement, other Loan Documents or applicable law shall operate as a waiver thereof, and the single or partial exercise of any such right, power, privilege or remedy shall not preclude any later exercise of any other right, power, privilege or remedy.

(c) The Loan Parties, the Administrative Agent and the Lenders party hereto hereby acknowledge and agree that to date, Administrative Agent and the Lenders have not elected to exercise any such rights and remedies available to them.

12. **FINAL AGREEMENT. THIS FORBEARANCE AGREEMENT AND THE LOAN DOCUMENTS REPRESENT THE ENTIRE EXPRESSION OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF ON THE DATE THIS FORBEARANCE AGREEMENT IS EXECUTED. NEITHER THIS FORBEARANCE AGREEMENT NOR THE LOAN DOCUMENTS MAY BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.**

13. WAIVER OF JURY TRIAL. **TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, EACH LOAN PARTY HEREBY IRREVOCABLY AND EXPRESSLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDINGS OR COUNTERCLAIM (WHETHER BASED UPON CONTRACT, TORT, OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS FORBEARANCE AGREEMENT, THE FIRST LIMITED WAIVER, THE SECOND LIMITED WAIVER, THE THIRD LIMITED WAIVER, THE FOURTH LIMITED WAIVER OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THE ACTIONS OF ANY LENDER IN THE NEGOTIATION, ADMINISTRATION OR ENFORCEMENT THEREOF.**

14. WAIVER; MODIFICATION. **NO PROVISION OF THIS FORBEARANCE AGREEMENT MAY BE WAIVED, CHANGED OR MODIFIED, OR THE DISCHARGE THEREOF ACKNOWLEDGED, ORALLY, BUT ONLY BY AN AGREEMENT IN WRITING SIGNED BY THE PARTY AGAINST WHOM THE ENFORCEMENT OF ANY WAIVER, CHANGE, MODIFICATION OR DISCHARGE IS SOUGHT. NO DELAY ON THE PART OF THE ADMINISTRATIVE AGENT OF THE LENDERS IN EXERCISING ANY RIGHT, POWER OR PRIVILEGE HEREUNDER, SHALL OPERATE AS A WAIVER THEREOF, NOR SHALL ANY WAIVER OF ANY RIGHT, POWER OR PRIVILEGE HEREUNDER OPERATE AS A WAIVER OF ANY OTHER RIGHT, POWER OR PRIVILEGE HEREUNDER, NOR SHALL ANY SINGLE OR PARTIAL EXERCISE OF ANY RIGHT, POWER OR PRIVILEGE HEREUNDER PRECLUDE ANY OTHER OR FURTHER EXERCISE THEREOF, OR THE EXERCISE OF ANY OTHER RIGHT, POWER OR PRIVILEGE HEREUNDER. ALL RIGHTS AND REMEDIES HEREIN PROVIDED ARE CUMULATIVE AND ARE NOT EXCLUSIVE OF ANY RIGHTS OR REMEDIES, WHICH THE PARTIES HERETO MAY OTHERWISE HAVE AT LAW OR IN EQUITY.**

15. TIME OF ESSENCE. The parties to this Forbearance Agreement have agreed specifically with regard to the times for performance set forth in this Forbearance Agreement. Further, the parties to this Forbearance Agreement acknowledge that the agreements with regard to the times for performance are material to this Forbearance Agreement. Therefore, the parties agree and acknowledge that time is of the essence to this Forbearance Agreement

16. SURVIVAL. All representations, warranties, covenants and agreements of the parties made in this Forbearance Agreement shall survive the execution and delivery hereof, until such time as all of the obligations of the parties hereto shall have lapsed in accordance with their respective terms or shall have been discharged in full.

17. NO COMMITMENT. Loan Parties agree that Administrative Agent and Lenders have not made any commitment or other agreement regarding the Credit Agreement, or the Loan Documents, except as expressly set forth in this Forbearance Agreement, including any agreement to waive the Specified Events of Default at the stated term of the Forbearance Period. Loan Parties warrant and represent that Loan Parties have not, and will not, rely on any commitment, further agreement to forbear or other agreement on the part of Administrative Agent or Lenders unless such commitment or agreement is in writing and signed by Administrative Agent and Lenders.

18. HEADINGS. The headings of the sections and subsections of this Forbearance Agreement are inserted for convenience only and do not constitute a part of this Forbearance Agreement.

19. SUCCESSORS AND ASSIGNS. This Forbearance Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns.

20. SEVERABILITY. Any provision of this Forbearance Agreement held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Forbearance Agreement, and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

[signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Forbearance Agreement to be executed and delivered as of the date first written

BORROWER:

NORTHSTAR HEALTHCARE ACQUISITIONS, L.L.C.

By: ______________________
Name: ______________________
Title: ______________________

HOLDINGS:

NORTHSTAR HEALTHCARE HOLDINGS, INC.

By: ______________________
Name: ______________________
Title: ______________________

PARENT:

NOBILIS HEALTH CORP.

By: ______________________
Name: ______________________
Title: ______________________

[SIGNATURE PAGE TO LIMITED CONDITIONAL FORBEARANCE AGREEMENT]

OTHER LOAN PARTIES:

ATHAS ADMINISTRATIVE LLC

By: Athas Health LLC, its sole member

By: ______________________
Name: ______________________
Title: CFO

ATHAS HEALTH LLC

By: Northstar Healthcare Subco, L.L.C., its sole member

By: ______________________
Name: ______________________
Title: CFO

ATHAS HOLDINGS LLC

By: Athas Health LLC, its sole member

By: ______________________
Name: ______________________
Title: CFO

BELLAIRE SURGICAL HOSPITAL HOLDINGS, LLC

By: ______________________
Name: ______________________
Title: CFO

CENTRAL DALLAS MANAGEMENT, LLC

By: ______________________
Name: ______________________
Title: CFO

CENTRAL MEDICAL SOLUTIONS LLC

By: ______________________
Name: ______________________
Title: CFO

[SIGNATURE PAGE TO LIMITED CONDITIONAL FORBEARANCE AGREEMENT]

CHANDLER SURGERY CENTER, LLC

By: ____________________
Name: ____________________
Title: ____________________

CONCERTIS, LLC

By: ____________________
Name: ____________________
Title: ____________________

FIRST NOBILIS, LLC

By: ____________________
Name: ____________________
Title: ____________________

FIRST NOBILIS HOSPITAL, LLC

By: ____________________
Name: ____________________
Title: ____________________

FIRST NOBILIS HOSPITAL MANAGEMENT, LLC

By: ____________________
Name: ____________________
Title: ____________________

FIRST NOBILIS SURGICAL CENTER, LLC

By: ____________________
Name: ____________________
Title: ____________________

HERMANN DRIVE SURGICAL HOSPITAL, LP

By: Northstar Healthcare General Partner, L.L.C., its sole general partner

By: ____________________
Name: ____________________
Title: ____________________

[SIGNATURE PAGE TO LIMITED CONDITIONAL FORBEARANCE AGREEMENT]

HOUSTON MICROSURGERY INSTITUTE, LLC

By: ______________________
Name: Brandon Moreno
Title: CFO

HOUSTON SURGICAL MANAGEMENT, LLC

By: ______________________
Name: Brandon Moreno
Title: CFO

MARSH LANE SURGICAL HOSPITAL, LLC

By: ______________________
Name: Brandon Moreno
Title: CFO

MOUNTAIN WEST SURGERY CENTER, LLC

By: ______________________
Name: Brandon Moreno
Title: CFO

MPDSC, LLC

By: ______________________
Name: Brandon Moreno
Title: CFO

NHC ARIZONA PROFESSIONAL ASSOCIATES, LLC

By: ______________________
Name: Brandon Moreno
Title: CFO

NOBILIS ARIZONA HOLDING COMPANY, LLC

By: ______________________
Name: Brandon Moreno
Title: CFO

NOBILIS HEALTH MARKETING, LLC

By: [signature]
Name: Brandon Moore
Title: CFO

NOBILIS SURGICAL ASSIST, LLC

By: [signature]
Name: Brandon Moore
Title: CFO

NOBILIS UPTOWN HOLDING, LLC

By: [signature]
Name: Brandon Moore
Title: CFO

NOBILIS VASCULAR HOLDING COMPANY, LLC

By: [signature]
Name: Brandon Moore
Title: CFO

NOBILIS VASCULAR TEXAS, LLC

By: [signature]
Name: Brandon Moore
Title: CFO

NORTH PHOENIX ASC MANAGEMENT, LLC

By: [signature]
Name: Brandon Moore
Title: CFO

NORTHSTAR HEALTHCARE GENERAL PARTNER, L.L.C.

By: [signature]
Name: Brandon Moore
Title: CFO

NORTHSTAR HEALTHCARE LIMITED PARTNER, L.L.C.

By: [signature]
Name: Brandon Moreno
Title: CFO

NORTHSTAR HEALTHCARE MANAGEMENT COMPANY, LLC

By: Northstar Healthcare Acquisitions, L.L.C., its sole member

By: [signature]
Name: Brandon Moreno
Title: CFO

NORTHSTAR HEALTHCARE SUBCO, L.L.C.

By: [signature]
Name: Brandon Moreno
Title: CFO

NORTHSTAR HEALTHCARE SURGERY CENTER – HOUSTON, LLC

By: Northstar Healthcare Acquisitions, L.L.C., its sole member

By: [signature]
Name: Brandon Moreno
Title: CFO

NORTHSTAR HEALTHCARE SURGERY CENTER – SCOTTSDALE, LLC

By: Northstar Healthcare Acquisitions, L.L.C., its sole manager

By: [signature]
Name: Brandon Moreno
Title: CFO

ORACLE SURGERY CENTER, LLC

By: [signature]
Name: Brandon Moreno
Title: CFO

PEAK NEUROMONITORING ASSOCIATES – TEXAS, LLC

By: [signature]
Name: Brandon Moreno
Title: CFO

PEAK NEUROMONITORING ASSOCIATES – TEXAS II, LLC

By: [signature]
Name: Brandon Moreno
Title: CFO

PEAK SURGEON INNOVATIONS, LLC

By: [signature]
Name: Brandon Moreno
Title: CFO

PERIMETER ROAD SURGICAL HOSPITAL, LLC

By: [signature]
Name: Brandon Moreno
Title: CFO

PHOENIX SURGERY CENTER, LLC

By: [signature]
Name: Brandon Moreno
Title: CFO

PLANO SURGICAL MANAGEMENT, LLC

By: [signature]
Name: Brandon Moreno
Title: CFO

PREMIER HEALTH SPECIALISTS, LLC

By: ______________________
Name: ______________________
Title: ______________________

PSH MANAGEMENT, LLC

By: ______________________
Name: ______________________
Title: ______________________

SOUTHWEST FREEWAY SURGERY CENTER, LLC

By: ______________________
Name: ______________________
Title: ______________________

SOUTHWEST FREEWAY SURGERY CENTER MANAGEMENT, LLC

By: ______________________
Name: ______________________
Title: ______________________

SOUTHWEST HOUSTON SURGICAL ASSIST, LLC

By: ______________________
Name: ______________________
Title: ______________________

THE PALLADIUM FOR SURGERY – DALLAS, LTD.

By: Northstar Healthcare General Partner, L.L.C., its sole general partner

By: ______________________
Name: ______________________
Title: ______________________

THE PALLADIUM FOR SURGERY – HOUSTON, LTD.

By: ______________________________
Name: ______________________________
Title: ______________________________

DOWNTOWN DALLAS SURGERY CENTER, LLC

By: ______________________________
Name: ______________________________
Title: ______________________________

[SIGNATURE PAGE TO LIMITED CONDITIONAL FORBEARANCE AGREEMENT]

COMPASS BANK, as Administrative Agent, LC Issuing Lender and Swingline Lender

By: ______________________
Name: ______________________
Title: Its Duly Authorized Signatory

[SIGNATURE PAGE TO LIMITED CONDITIONAL FORBEARANCE AGREEMENT]

LENDERS:

COMPASS BANK, as Lender

By: [signature]
Name: Jon McCurdy
Title: Its Duly Authorized Signatory

[SIGNATURE PAGE TO LIMITED CONDITIONAL FORBEARANCE AGREEMENT]

LEGACYTEXAS BANK, as Lender

By: [signature]

Name: Michael Ansolabehere

Title: Managing Director, Corporate Banking

[SIGNATURE PAGE TO LIMITED CONDITIONAL FORBEARANCE AGREEMENT]

BANK OF AMERICA, N.A., as Lender

By: [signature]
Name: Philip M Raby
Title: Senior Vice President

[SIGNATURE PAGE TO LIMITED CONDITIONAL FORBEARANCE AGREEMENT]

BOKF, NA dba BANK OF TEXAS, as Lender

By: ______________________________

Name: Michael Leatherland

Title: Senior Vice President

FIRST TENNESSEE BANK, as Lender

By: [signature]
Name: DALE MAXFIELD
Title: SVP

[SIGNATURE PAGE TO LIMITED CONDITIONAL FORBEARANCE AGREEMENT]

SCHEDULE 1

CORE ASSETS

1. Plano Surgical Hospital (Hospital)
2. First Street / Bellaire Surgical Hospital (Hospital)
3. First Street Surgical Center (ASC)
4. Elite Hospital Management (Hospital)
5. Elite Center for Minimally Invasive Surgery (ASC)
6. Houston Metro Orthopedic & Spine Surgery-Elite (ASC)
7. Elite Sinus Spine & Ortho (ASC)
8. Kirby Surgical Center (Hospital)
9. Uptown Surgery Center (ASC)
10. Piney Point Women's Center (ASC)
11. P5 Performance (Clinic)
12. IOM / Peak Neuromonitoring (Ancillary Services)
13. Anesthesia (Ancillary Services)
14. First Assist (Ancillary Services)
15. [Scottsdale Liberty Hospital (Hospital) --- under consideration for divestiture]
16. [Hermann Drive Surgical Hospital (Hospital) --- under consideration for divestiture]

EXHIBIT A

SPECIFIED INDEBTEDNESS

1) Convertible Promissory Note, dated March 8, 2017, executed by Nobilis Vascular Texas, LLC and made payable to Carlos R. Hamilton III, M.D.
2) Convertible Promissory Note, dated November 15, 2017, executed by Northstar Healthcare Surgery Center – Houston, LLC and made payable to Elite Ambulatory Surgery Centers, LLC.

EXHIBIT B

INTERCOMPANY PROMISSORY NOTES[1]

1) Intercompany Promissory Note, effective December 1, 2017, executed by Elite Sinus Spine and Ortho, LLC and made payable to the order of Northstar Healthcare Surgery Center – Houston LLC, in an aggregate principal amount of up to $500,000.00.
2) Intercompany Promissory Note, effective December 1, 2017, executed by Elite Hospital Management, LLC and made payable to the order of Northstar Healthcare Surgery Center – Houston LLC, in an aggregate principal amount of up to $500,000.00.
3) Intercompany Promissory Note, effective December 1, 2017, executed by $500,000.00 of Elite Center for Minimally Invasive Surgery, LLC and made payable to the order of Northstar Healthcare Surgery Center – Houston LLC, in an aggregate principal amount of up to $500,000.00.
4) Intercompany Promissory Note, effective December 1, 2017, executed by Houston Metro Ortho and Spine Surgery Center, LLC and made payable to the order of Northstar Healthcare Surgery Center – Houston LLC, in an aggregate principal amount of up to $500,000.00.

---

[1] The Loan Parties represent and warrant that no amounts are currently outstanding under any of the listed Intercompany Promissory Notes.

EXHIBIT C

LIEN FILINGS

1) Notice of State Tax Lien in the amount of $2,352.67 filed against Northstar Healthcare Surgery Center - Houston, LLC in Harris County on 8/9/16 (Filing # RP-2016-350205).

2) UCC Filing against Perimeter Road Surgical Hospital, LLC, as Debtor, in favor of Cardinal Health, as Secured Party, filed on 2/10/16 with the Arizona Secretary of State (Filing # 2016-0006161).

EXHIBIT D

LITIGATION MATTERS

1) *Houston Metro Ortho and Spine Surgery Center LLC v. Richard Francis, M.D., Juansrich Ltd., and Juansrich Management, LLC*, Cause No. 2015-24460, District Court of Harris County (215th Judicial District Court)

2) *Leo Van 'T Hoofd, Individually and On Behalf of All Others Similarly Situated v. Nobilis Health Corp., Harry Fleming, David Young, and Kenneth J. Klein*, United States District Court, Southern District of Texas, Houston Division.

SIDE LETTER AGREEMENT

This Side Letter Agreement, dated as of March 31, 2019, is entered into by Nobilis Health Corp. on behalf of the Loan Parties (as defined in the Credit Agreement) in favor of the Administrative Agent. Unless otherwise indicated, all capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided to such terms in that certain Limited Conditional Forbearance Agreement, dated as of the date hereof, by and among the Loan Parties, the Administrative Agent, and the Lenders.

The Loan Parties agree as follows:

(i) On or before April 5th, 2019 (or such later date as may be agreed to by the Administrative Agent in writing in its sole discretion), the Loan Parties shall have commenced a process to seek a refinance or sale of the Assets free and clear of all liens, with the refinance amount/purchase price to be paid at closing in cash resulting in either (x) the full and indefeasible payment in cash of all of the Obligations or (y) a discounted payment in cash on the Obligations that is expressly consented to in writing by the Administrative Agent and the Lenders;

(ii) On or before the April 10, 2019 (or such later date as may be agreed to by the Administrative Agent in writing in its sole discretion) and continuing thereafter, the Loan Parties shall set up a virtual data room, identify lenders, investors, strategic and financial buyers for the Loan Parties' Assets, and contact such prospective lenders, investors and purchasers to have them execute a non-disclosure agreement ("NDA") and register for access to the data room;

(iii) The Loan Parties shall use their best efforts to set up a competitive auction or other refinance or sales process for the Assets acceptable to the Administrative Agent;

(iv) On or before April 24, 2019, (x) the Loan Parties shall disclose to the Administrative Agent the identities of those parties that have executed an NDA and registered for access to the data room, and (y) the Loan Parties shall deliver to those prospective lenders, investors and purchasers who have executed an NDA, a cover letter and confidential offering memorandum soliciting from such prospective lenders, investors and purchasers offers to refinance or acquire the Loan Parties' Assets pursuant to a refinance or purchase transaction, which would provide at closing for either (A) the full and indefeasible payment in cash of all of the Obligations or (B) a discounted payment in cash on the Obligations that is expressly consented to in writing by the Administrative Agent and the Lenders;

(v) By May 9, 2019 at 5:00 p.m. (Central Standard Time) (or such later date as expressly agreed by the Administrative Agent in writing in its sole discretion), all bids to refinance or acquire some or all of the Loan Parties' Assets must be submitted to the Loan Parties;

(vi) On or before May 16, 2019 (or such later date as expressly agreed by the Administrative Agent in writing in its sole discretion), the Loan Parties (with the written consent of the Administrative Agent and Lenders) shall determine which bid(s) they will proceed with and the process for the Loan Parties' selling the Assets or agreeing to be refinanced; and

(vii) On or before May 23, 2019 (or such later date as expressly agreed by the Administrative Agent in writing in its sole discretion), following obtaining the written consent of the Administrative Agent and the Lenders, the Loan Parties shall close the refinance or sale transaction(s) with respect to the Assets; provided, however, to the extent that SSG and the Loan Parties have secured a binding contract from a purchaser of the Assets and such contract is acceptable to the Administrative Agent and the Lenders as evidenced by a written consent thereto, then the May 23, 2019 closing date shall be extended by the Administrative Agent and the Lenders for as much as an additional thirty (30) days to accommodate the closing of the sale; provided, further that (i) the Loan Parties have sufficient liquidity to maintain their operations for such additional period; and (ii) the Loan Parties, the Administrative Agent and the Lenders have agreed in writing to continue to forbear from the exercise of remedies during such additional period.

ACCEPTED:

NOBILIS HEALTH CORP., on behalf of itself and the Loan Parties

By: ______________________ 4/4/19

Brandon Moreno
Chief Financial Officer

Date